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                                                                   EXHIBIT (13)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

 Registrant Name                        File Nos.
 -------------------------------------  -------------------------------------
 AGL SEPARATE ACCOUNT A                 033-44745 / 811-01491
                                        033-44744 / 811-01491

 AGL SEPARATE ACCOUNT D                 033-43390 / 811-02441
                                        002-49805 / 811-02441
                                        333-70667 / 811-02441
                                        333-40637 / 811-02441
                                        033-57730 / 811-02441

 AGL SEPARATE ACCOUNT VA-1              333-102302 / 811-07781

 AGL SEPARATE ACCOUNT VA-2              333-102303 / 811-01990

 AGL SEPARATE ACCOUNT VL-R              333-89897 / 811-08561
                                        333-42567 / 811-08561
                                        333-90787 / 811-08561

 AGL SEPARATE ACCOUNT VUL               333-102301 / 811-05794

MERTON BERNARD AIDINOFF                              Director                 June 29, 2006
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MERTON BERNARD AIDINOFF

CHARLES H. DANGELO                                   Director                 June 29, 2006
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CHARLES H. DANGELO

JOHN QUINLAN DOYLE                            Director and President          June 29, 2006
-------------------------------
JOHN QUINLAN DOYLE

NEIL ANTHONY FAULKNER                                Director                 June 29, 2006
-------------------------------
NEIL ANTHONY FAULKNER

DAVID NEIL FIELDS                                    Director                 June 29, 2006
-------------------------------
DAVID NEIL FIELDS

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
KENNETH VINCENT HARKINS                              Director                 June 29, 2006
-------------------------------
KENNETH VINCENT HARKINS

DAVID LAWRENCE HERZOG                                Director                 June 29, 2006
-------------------------------
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS                                  Director                 June 29, 2006
-------------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR                           Director and Chairman          June 29, 2006
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KRISTIAN PHILIP MOOR

WIN JAY NEUGER                                       Director                 June 29, 2006
-------------------------------
WIN JAY NEUGER

ROBERT S. SCHIMEK                              Director, Senior Vice          June 29, 2006
-------------------------------               President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                                  Director                 June 29, 2006
-------------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                               Director                 June 29, 2006
-------------------------------
NICHOLAS CHARLES WALSH

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